UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 5, 2020

Ingersoll Rand Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38095	46-2393770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800-A Beaty Street
Davidson, North Carolina 28036
(704) 655-4000
(Address, including zip code, of principal executive offices and registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	IR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 29, 2020, Ingersoll Rand Inc. (formerly known as Gardner Denver Holdings, Inc.) (the “Company” or “Ingersoll Rand”) completed the acquisition of the Ingersoll Rand Industrial business by way of merger. Pursuant to the Agreement and Plan of Merger dated as of April 30, 2019, by and among Ingersoll-Rand plc, Ingersoll-Rand U.S. Holdco, Inc. (“Ingersoll Rand Industrial”), Gardner Denver Holdings, Inc. and Charm Merger Sub Inc. (“Merger Sub”) (the “Merger Agreement”) and the Separation and Distribution Agreement, dated as of April 30, 2019, by and between Ingersoll-Rand plc and Ingersoll Rand Industrial (the “Separation and Distribution Agreement”), Ingersoll Rand Industrial was separated from Trane Technologies plc (formerly Ingersoll-Rand plc) and subsequently merged with and into Merger Sub, a wholly-owned subsidiary of the Company.

The Company is filing this Current Report on Form 8-K (this “Form 8-K”) in order to make available the unaudited pro forma condensed combined statement of operations of Ingersoll Rand for the three months ended March 31, 2020 and the notes thereto giving effect to the transactions contemplated by the Merger Agreement and the Separation Agreement (the “Transactions”).

The pro forma financial information included in this Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that Ingersoll Rand and Ingersoll Rand Industrial would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the consummation of the Transactions.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined statement of operations of Ingersoll Rand for the three months ended March 31, 2020 and the notes related thereto giving effect to the Transactions, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined statement of operations of Ingersoll Rand for the three months ended March 31, 2020 and the notes related thereto giving effect to the Transactions

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL RAND INC.

By:	/s/ Andrew Schiesl
Andrew Schiesl
Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary

Date: June 5, 2020